EXHIBIT 10.1.7

BORROWER JOINDER AND AFFIRMATION AGREEMENT

THIS BORROWER JOINDER AND AFFIRMATION AGREEMENT (this “Agreement”), dated as of November 1, 2011 (the “Effective Date”), is by and between OHIO PENNSYLVANIA PROPERTY, L.L.C., a Delaware limited liability company (“Ohio Penn Borrower”), KANSAS FIVE PROPERTY, L.L.C., a Delaware limited liability company (“Kansas Borrower”) and MURRAY COUNTY, L.L.C., a Delaware limited liability company (“Murray Borrower”; together with Ohio Penn Borrower and Kansas Borrower, each an “Additional Borrower” and collectively, the “Additional Borrowers”), AVIV FINANCING I, L.L.C., a Delaware limited liability company (the “Parent Borrower”) and GENERAL ELECTRIC CAPITAL CORPORATION (together with its successors as assigns, the “Administrative Agent”), in its capacity as Administrative Agent under that certain Credit Agreement (as it may be amended, modified, restated or supplemented from time to time, the “Credit Agreement”), dated as of September 17, 2010, by and among the Parent Borrower, certain Subsidiaries of the Parent Borrower (such Subsidiaries, together with Parent Borrower and each of the entities who become a party thereto by execution of a Borrower Joinder Agreement, collectively, the “Borrowers”), the Lenders from time to time party thereto, and Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Credit Parties are required under the provisions of Section 6.13 of the Credit Agreement to cause each Additional Borrower to become a “Borrower”.

Accordingly, each Additional Borrower and the Parent Borrower each hereby agree as follows with the Administrative Agent, for the benefit of the Lenders:

1. Each Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, each Additional Borrower will be deemed to be a party to the Credit Agreement and Notes and a “Borrower” for all purposes of the Credit Agreement and Notes, and shall have all of the obligations of a Borrower thereunder as if it had executed the Credit Agreement and Notes. Each Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Borrowers contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, each Additional Borrower hereby jointly and severally together with the other Borrowers, promises to pay and guarantees to each Lender and the Administrative Agent, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

2. Each Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, each Additional Borrower will be deemed to be a party to the Security Agreement, and shall have all the obligations of an “Obligor” (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. Each Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting generality of the foregoing terms of this paragraph 2, each Additional Borrower hereby grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, lien on, and, subject to the terms and conditions of the Security Agreement, a right of set off against any and all right, title and interest of each such Additional Borrower in and to the Collateral (as such term is defined in Section 1 of the Security Agreement). Each Additional Borrower hereby represents and warrants to the Administrative Agent that:

(i) Such Additional Borrower’s legal name, state of formation, chief executive office and chief place of business are (and for the term of its existence have been) located at the locations set forth on Schedule 1 hereto and such Additional Borrower keeps its books and records at such locations.

(ii) The type of Collateral owned by such Additional Borrower and the location of all Collateral owned by the Additional Borrower is as shown on Schedule 2 hereto.

(iii) Such Additional Borrower’s legal name is as shown in this Agreement and such Additional Borrower has not in the past four (4) months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 3 hereto.

(iv) All Equity Interests in such Additional Borrower’s Subsidiaries and Instruments, Documents, or Tangible Chattel Paper that are required to be pledged and/or delivered to Administrative Agent pursuant to the Security Agreement are set forth on Schedule 4 attached hereto.

(v) All Commercial Tort Claims (as defined in the Security Agreement) of such Additional Borrower are listed on Schedule 5 attached hereto.

3. Each Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Additional Borrower will be deemed to be a party to the Hazardous Materials Indemnity Agreement and an “Indemnitor” for all purposes of the Hazardous Materials Indemnity Agreement, and shall have all of the obligations of an Indemnitor thereunder as if it had executed the Hazardous Materials Indemnity Agreement. Each Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Indemnitor contained in the Hazardous Materials Indemnity Agreement. Without limiting the generality of the foregoing terms of this paragraph 4, each Additional Borrower hereby jointly and severally together with the other Indemnitor, guarantees to each Lender and the Administrative Agent, the prompt payment and performance of the indemnification obligations and other covenants under the Hazardous Materials Indemnity Agreement strictly in accordance with the terms thereof.

4. Each Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Additional Borrower will be deemed to be a party to all of the other Credit Documents other than the mortgages not specifically enumerated herein to which Borrowers are a party (the “Other Credit Documents”) for all purposes of the Other Credit Documents, and shall have all of the obligations of a Borrower thereunder as if it had executed the Other Credit Documents. Each Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Borrowers contained in the Other Credit Documents. Without limiting the generality of the foregoing terms of this paragraph 6, each Additional Borrower hereby jointly and severally together with the other Borrowers, guarantees to each Lender and the Administrative Agent, the prompt performance of the obligations and covenants under the Other Credit Documents strictly in accordance with the terms thereof.

5. The address of each Additional Borrower for purposes of all notices and other communications is described on Schedule 10.02 of the Credit Agreement.

6. The following changes are hereby deemed made to the Schedules attached to the Credit Agreement: (a) the Additional Borrowers are added to Schedule 1.01, and (b) the Additional Borrowers are added to Schedule 5.11 as a subsidiary of the Parent Borrower.

7. The Additional Borrowers and the Parent Borrower each hereby represent and warrant to the Administrative Agent that attached hereto as (a) Schedule 6 is an updated version of Schedule 2.12 to the Credit Agreement and (b) Schedule 7 is an updated version of Part I of Schedule 5.12 to the Credit Agreement.

8. Each Additional Borrower hereby represents and warrants to the Administrative Agent that promptly after the date hereof, each will complete, or cause to be completed, the immediate repairs set forth in the summary (“Summary”) attached hereto as Schedule 8 within 90 days of the Effective Date. Additionally, (a) to the extent backup generators and smoke detectors are referenced in any actual property condition report (“PCR”), such items will only be required to the extent such items are required under the respective Facility Operating Lease or by any governing state or local Governmental Authority, (b) to the extent any roof replacements are referenced in any PCR, such replacement will be waived if the repair of such roof will be warranted for an additional 5 years for the date of such repair and (c) any repairs recommended in any required mold or engineering studies must be completed within the time recommended in such study to the satisfaction of the Administrative Agent.

9. Ohio Penn Borrower and Parent Borrower each hereby represents and warrants to the Administrative Agent that within 120 days of the Effective Date (the “Compliance Period”), each will deliver or cause to be delivered to

Administrative Agent with respect to the property located at 222 West Edison Avenue, New Castle, Pennsylvania (the “Edison Manor Property”) (i) evidence in form and substance reasonably satisfactory to Administrative Agent that the applicable governmental authorities have waived the requirement that Edison Avenue be continued from Wilmington Avenue to Locust Street and (ii) (A) a zoning endorsement with respect to the Edison Manor Property or (B) in the event a zoning endorsement is not available in the State of Pennsylvania, an updated zoning report indicating that the Edison Manor Property is either legally conforming or legally non-conforming and is otherwise in compliance with the applicable zoning code, regulations and law. In the event that the foregoing subparagraphs (i) and (ii) are not satisfied within the Compliance Period, Parent Borrower shall pay Administrative Agent the applicable Release Price for the Edison Manor Property within two (2) Business Days after the expiration of the Compliance Period (the “Required Edison Release Payment”) and Administrative Agent shall, upon receipt in full of such payment price, release its lien on the Edison Manor Property in accordance with Section 9.12 of the Credit Agreement; provided, that the failure to make the Required Edison Release Payment if and when required as set forth in this paragraph 9 shall, in Administrative Agent’s sole and absolute discretion, constitute an immediate Event of Default under the Credit Agreement.

10. Each of Kansas Borrower, Murray Borrower and Parent Borrower each hereby represents and warrants to the Administrative Agent that within 7 days of the Effective Date, each will provide or cause to be provided liability insurance certificates which evidence, among other things, that all locations held by Kansas Borrower and Murray Borrower as evidenced on Schedule 7 attached hereto have been added to the contingent liability policy held by Aviv, which shall be in form and substance satisfactory to Administrative Agent.

11. Each Additional Borrower and Parent Borrower each hereby represents and warrants that each Operating Tenant added to Part I of Schedule 5.12 of the Credit Agreement (attached hereto as Schedule 7) as of the date hereof (a) are Eligible Tenants and (b) on a pro forma basis, each such Operating Tenant represents less than or equal to 10% of Rental Revenue.

12. This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

13. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Illinois, without regard to conflict of laws principles.

[Remainder of page intentionally blank; signature page follows]

IN WITNESS WHEREOF, each Additional Borrower and Parent Borrower have caused this Borrower Joinder and Affirmation Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

ADDITIONAL BORROWER:	OHIO PENNSYLVANIA PROPERTY, L.L.C.,
a Delaware limited liability company

	By:	AVIV FINANCING I, L.L.C.,
a Delaware limited liability company
its sole member

		By:	/s/ Sam Kovitz
		Name:	Sam Kovitz
		Its:	Authorized Representative

KANSAS FIVE PROPERTY, L.L.C.,
a Delaware limited liability company

	By:	AVIV FINANCING I, L.L.C.,
a Delaware limited liability company
its sole member

		By:	/s/ Sam Kovitz
		Name:	Sam Kovitz
		Its:	Authorized Representive

MURRAY COUNTY, L.L.C.,
a Delaware limited liability company

	By:	AVIV FINANCING I, L.L.C.,
a Delaware limited liability company
its sole member

		By:	/s/ Sam Kovitz
		Name:	Sam Kovitz
		Its:	Authorized Representative

PARENT BORROWER:	AVIV FINANCING I, L.L.C.,
a Delaware limited liability company

	By:	/s/ Sam Kovitz
	Name:	Sam Kovitz
	Its:	Authorized Representative

Acknowledged and accepted:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent

By:	/s/ David Harper
Name:	David Harper
Title:	Its Duly Authorized Representative

Schedule 1

TO BORROWER JOINDER AND AFFIRMATION AGREEMENT

[Location information]

Ohio Pennsylvania Property, L.L.C., a Delaware limited liability company

Principal Place of Business and

Chief Executive Office:

303 West Madison Street, Suite 2400

Chicago, IL 60606

Kansas Five Property, L.L.C., a Delaware limited liability company

Principal Place of Business and

Chief Executive Office:

303 West Madison Street, Suite 2400

Chicago, IL 60606

Murray County, L.L.C., a Delaware limited liability company

Principal Place of Business and

Chief Executive Office:

303 West Madison Street, Suite 2400

Chicago, IL 60606

Schedule 2

TO BORROWER JOINDER AND AFFIRMATION AGREEMENT

[Types and Locations of Collateral]

None.

Schedule 3

TO BORROWER JOINDER AND AFFIRMATION AGREEMENT

[Name Changes; Mergers, Consolidations or Other Changes in Structure; Tradenames]

Each Additional Borrower was formed within four (4) months of the Effective Date.

Schedule 4

TO BORROWER JOINDER AND AFFIRMATION AGREEMENT

[Pledged Equity; Instruments, Documents or Tangible Chattel Paper]

Pledged Equity

OBLIGOR: AVIV FINANCING I, L.L.C.

NAME OF SUBSIDIARY	Number of Shares	Certificate Number	% Ownership
Ohio Pennsylvania Property, L.L.C., a Delaware limited liability company	N/A	N/A	100%
Kansas Five Property, L.L.C., a Delaware limited liability company	N/A	N/A	100%
Murray County, L.L.C., a Delaware limited liability company	N/A	N/A	100%

INSTRUMENTS, DOCUMENTS OR TANGIBLE CHATTEL PAPER

None.

Schedule 5

TO BORROWER JOINDER AND AFFIRMATION AGREEMENT

[Commercial Tort Claims]

None.

Schedule 6

TO BORROWER JOINDER AND AFFIRMATION AGREEMENT

[TO BE COMPLETED UPON FINALIZATION OF LOAN AMOUNT AND ALLOCATIONS]

SCHEDULE 2.12

ALLOCABLE AMOUNTS

Borrower	Total
Alamogordo Aviv, L.L.C., a New Mexico limited liability company		$4,713,267
Arkansas Aviv, L.L.C., a Delaware limited liability company		$7,922,299
Arma Yates, L.L.C., a Delaware limited liability company (Arma Property) Arma Yates, L.L.C., a Delaware limited liability company (Yates Property)	$ $	2,068,657 2,131,343
Aviv Foothills, L.L.C., a Delaware limited liability company		$4,813,549
Aviv Liberty, L.L.C., a Delaware limited liability company		$5,365,101
Avon Ohio, L.L.C., a Delaware limited liability company		$3,309,315
Belleville Illinois, L.L.C., a Delaware limited liability company		$5,014,114
Bellingham II Associates, L.L.C., a Delaware limited liability company		$902,540
Benton Harbor, L.L.C., an Illinois limited liability company		$2,657,480
BHG Aviv, L.L.C., a Delaware limited liability company		$18,552,222
Bonham Texas, L.L.C., a Delaware limited liability company		$1,303,670
Burton NH Property, L.L.C., a Delaware limited liability company		$902,540
California Aviv Two, L.L.C., a Delaware limited liability company		$9,827,663
California Aviv, L.L.C., a Delaware limited liability company		$31,588,918
Camas Associates, L.L.C., a Delaware limited liability company		$1,504,234
Casa/Sierra California Associates, L.L.C., a Delaware limited liability company		$4,211,856
Chenal Arkansas, L.L.C., a Delaware limited liability company		$4,362,279
Chippewa Valley, L.L.C., an Illinois limited liability company		$5,314,961
Clarkston Care, L.L.C., a Delaware limited liability company		$3,961,150
Clayton Associates, L.L.C., a New Mexico limited liability company		$1,454,093
Colonial Madison Associates, L.L.C., a Delaware limited liability company		$2,005,646
Columbia View Associates, L.L.C., a Delaware limited liability company		$651,835
Columbus Texas Aviv, L.L.C., a Delaware limited liability company		$260,734
Columbus Western Avenue, L.L.C., a Delaware limited liability company		$1,253,528
Commerce Nursing Homes, L.L.C., an Illinois limited liability company		$5,164,537
CR Aviv, L.L.C., a Delaware limited liability company		$16,596,718
Denison Texas, L.L.C., a Delaware limited liability company		$2,908,186
Effingham Associates, L.L.C., an Illinois limited liability company		$4,161,714
Elite Mattoon, L.L.C., a Delaware limited liability company		$1,153,246
Elite Yorkville, L.L.C., a Delaware limited liability company		$1,554,375
Falfurrias Texas, L.L.C., a Delaware limited liability company		$1,052,964
Florence Heights Associates, L.L.C., a Delaware limited liability company		$551,553
Fountain Associates, L.L.C., a Delaware limited liability company		$1,103,105
Four Fountains Aviv, L.L.C., a Delaware limited liability company		$4,261,997
Freewater Oregon, L.L.C., a Delaware limited liability company		$3,660,303
Fullerton California, L.L.C., a Delaware limited liability company		$3,710,444
Giltex Care, L.L.C., a Delaware limited liability company		$1,704,799
Great Bend Property, L.L.C., a Delaware limited liability company		$3,500,000
Heritage Monterey Associates, L.L.C., an Illinois limited liability company		$8,624,276

Borrower	Total
HHM Aviv, L.L.C., a Delaware limited liability company	$8,072,723
Highland Leasehold, L.L.C., a Delaware limited liability company	$3,209,033
Hobbs Associates, L.L.C., an Illinois limited liability company	$902,540
Hot Springs Aviv, L.L.C., a Delaware limited liability company	$6,016,937
Houston Texas Aviv, L.L.C., a Delaware limited liability company	$1,002,823
Hutchinson Kansas, L.L.C., a Delaware limited liability company	$4,161,714
Idaho Associates, L.L.C., an Illinois limited liability company	$6,117,220
Kansas Five Property, L.L.C., a Delaware limited liability company	$7,560,000
Karan Associates Two, L.L.C., a Delaware limited liability company	$7,270,465
Karan Associates, L.L.C., a Delaware limited liability company	$18,502,078
KB Northwest Associates, L.L.C., a Delaware limited liability company	$1,754,940
Kingsville Texas, L.L.C., a Delaware limited liability company	$3,459,739
Manor Associates, L.L.C., a Delaware limited liability company	$4,312,138
Mansfield Aviv, L.L.C., a Delaware limited liability company	$752,117
Massachusetts Nursing Homes, L.L.C., a Delaware limited liability company	$11,316,854
Minnesota Associates, L.L.C., a Delaware limited liability company	$3,359,456
Missouri Associates, L.L.C., a Delaware limited liability company	$2,807,904
Missouri Regency Associates, L.L.C., a Delaware limited liability company	$11,181,473
Montana Associates, L.L.C., an Illinois limited liability company	$2,507,057
Mt. Vernon Texas, L.L.C., a Delaware limited liability company	$110,311
Murray County, L.L.C., a Delaware limited liability company	$1,940,000
N.M. Bloomfield Three Plus One Limited Company, a New Mexico limited liability company	$3,008,468
N.M. Espanola Three Plus One Limited Company, a New Mexico limited liability company	$4,312,138
N.M. Lordsburg Three Plus One Limited Company, a New Mexico limited liability company	$701,976
N.M. Silver City Three Plus One Limited Company, a New Mexico limited liability company	$3,560,021
Northridge Arkansas, L.L.C., a Delaware limited liability company	$2,507,057
Oakland Nursing Homes, L.L.C., a Delaware limited liability company	$2,406,775
October Associates, L.L.C., a Delaware limited liability company	$1,580,893
Ogden Associates, L.L.C., a Delaware limited liability company	$2,055,787
Ohio Aviv, L.L.C., a Delaware limited liability company	$8,173,006
Ohio Pennsylvania Property, L.L.C., a Delaware limited liability company	$37,339,969
Omaha Associates, L.L.C., a Delaware limited liability company	$7,471,030
Orange ALF Property, L.L.C., a Delaware limited liability company	$8,690,730
Orange, L.L.C., an Illinois limited liability company	$2,156,069
Oregon Associates, L.L.C., a Delaware limited liability company	$2,406,775
Peabody Associates, L.L.C., a Delaware limited liability company	$601,694
Pomona Vista L.L.C., an Illinois limited liability company	$1,052,964
Prescott Arkansas, L.L.C., a Delaware limited liability company	$902,540
Raton Property Limited Company, a New Mexico limited liability company	$2,456,916
Red Rocks, L.L.C., an Illinois limited liability company	$1,955,504
Richland Washington, L.L.C., a Delaware limited liability company	$6,217,501
Riverside Nursing Home Associates, L.L.C., a Delaware limited liability company	$1,303,670
Rose Baldwin Park Property L.L.C., an Illinois limited liability company	$802,258
Salem Associates, L.L.C., a Delaware limited liability company	$5,615,807

Borrower	Total
San Juan NH Property, L.L.C., a Delaware limited liability company	$2,858,045
Santa Ana-Bartlett, L.L.C., an Illinois limited liability company	$4,813,549
Santa Fe Missouri Associates, L.L.C., an Illinois limited liability company	$2,456,916
Savoy/Bonham Venture, L.L.C., a Delaware limited liability company	$1,153,246
Searcy Aviv, L.L.C., a Delaware limited liability company	$9,276,110
Skyview Associates, L.L.C., a Delaware limited liability company	$4,512,702
Southeast Missouri Property, L.L.C., a Delaware limited liability company	$7,361,837
Star City Arkansas, L.L.C., a Delaware limited liability company	$1,604,516
Sun-Mesa Properties, L.L.C., an Illinois limited liability company	$10,078,369
Tujunga, L.L.C., a Delaware limited liability company	$1,554,375
VRB Aviv, L.L.C., a Delaware limited liability company	$11,382,038
Washington-Oregon Associates, L.L.C., an Illinois limited liability company	$6,668,772
Watauga Associates, L.L.C., an Illinois limited liability company	$3,259,174
West Pearl Street, L.L.C., a Delaware limited liability company	$3,860,868
Wheeler Healthcare Associates, L.L.C., a Texas limited liability company	$1,754,940
Willis Texas Aviv, L.L.C., a Delaware limited liability company	$2,256,351
Woodland Arkansas, L.L.C., a Delaware limited liability company	$1,554,375
Xion, L.L.C., an Illinois limited liability company	$270,762

Yuba Aviv, L.L.C., a Delaware limited liability company	$3,518,156

GRAND TOTAL	$479,553,382

Schedule 7

TO BORROWER JOINDER AND AFFIRMATION AGREEMENT

[Updated Part I of Schedule 5.12—Real Property Asset Matters]

SCHEDULE 5.12

PART I – REAL PROPERTY ASSETS

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
1	N/A	N/A	N/A	N/A	N/A	N/A
2	1208 Highway 7 North, Hot Springs, AR	Hot Springs Aviv, L.L.C.	1. Lease dated 3/26/08 2. First Amendment to Lease dated 11/5/08 3. Second Amendment to Lease dated 1/5/09 4. Third Amendment to Lease dated 11/18/09 5. Unconditional Guaranty of Lease dated 3/26/08	Fountain Properties, LLC	2/28/2038	N/A
3	N/A	N/A	N/A	N/A	N/A	N/A
4	N/A	N/A	N/A	N/A	N/A	N/A
5	N/A	N/A	N/A	N/A	N/A	N/A
6	N/A	N/A	N/A	N/A	N/A	N/A
7	N/A	N/A	N/A	N/A	N/A	N/A

[1]	HUD Subsidiaries are noted with an asterisk.
[2]	Unless otherwise noted, the address of Eligible Tenant is the Real Property Asset Address.

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
8	#3 Chenal Heights Drive, Little Rock, AR	Chenal Arkansas, L.L.C.

1. Lease dated 12/29/05

2. First Amendment to Lease dated 6/29/06

3. Second Amendment to Lease dated 2/7/08

4. Third Amendment to Lease dated 4/14/08

5. Fourth Amendment to Lease dated 11/5/08

6. Fifth Amendment to Lease dated 1/5/09

7. Sixth Amendment to Lease dated 11/18/09

8. Unconditional Guaranty of Lease dated 12/29/05

9. Seventh Amendment to Lease dated 12/20/2010

				Chenal Health, LLC dba Chenal Heights Nursing and Rehab	2/28/2018	N/A
9	N/A	N/A	N/A	N/A	N/A	N/A
10	N/A	N/A	N/A	N/A	N/A	N/A
11	N/A	N/A	N/A	N/A	N/A	N/A
12	N/A	N/A	N/A	N/A	N/A	N/A
13	N/A	N/A	N/A	N/A	N/A	N/A
14	N/A	N/A	N/A	N/A	N/A	N/A
15	N/A	N/A	N/A	N/A	N/A	N/A
16	N/A	N/A	N/A	N/A	N/A	N/A
17	N/A	N/A	N/A	N/A	N/A	N/A
18	N/A	N/A	N/A	N/A	N/A	N/A
19	N/A	N/A	N/A	N/A	N/A	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
20	1000 Executive Parkway, Oroville, CA	California Aviv, L.L.C.

1. Master Lease dated 7/22/08

2. First Amendment to Master Lease dated 4/21/09

3. Side Letter to Master Lease dated 6/11/09

4. Letter Agreement to Master Lease dated 4/29/2010

5. Second Amendment to Master Lease dated 4/29/2010

6. Unconditional Guaranty of Lease dated 7/22/08

7. Third Amendment to Master Lease dated 9/29/2010

8. Fourth Amendment to Master Lease dated 5/12/2011

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A
21	1200 Springfield Avenue, Chico, CA	California Aviv, L.L.C.

1. Master Lease dated 7/22/08

2. First Amendment to Master Lease dated 4/21/09

3. Side Letter to Master Lease dated 6/11/09

4. Letter Agreement to Master Lease dated 4/29/2010

5. Second Amendment to Master Lease dated 4/29/2010 6. Unconditional Guaranty of Lease dated 7/22/08

7. Third Amendment to Master Lease dated 9/29/2010

8. Fourth Amendment to Master Lease dated 5/12/2011

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
22	6212 Tudor Way, Bakersfield, CA	California Aviv, L.L.C.

1. Master Lease dated 7/22/08

2. First Amendment to Master Lease dated 4/21/09

3. Side Letter to Master Lease dated 6/11/09

4. Letter Agreement to Master Lease dated 4/29/2010

5. Second Amendment to Master Lease dated 4/29/2010

6. Unconditional Guaranty of Lease dated 7/22/08

7. Third Amendment to Master Lease dated 9/29/2010

8. Fourth Amendment to Master Lease dated 5/12/2011

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A
23	323 Campus Drive, Arvin, CA	California Aviv, L.L.C.

1. Master Lease dated 7/22/08

2. First Amendment to Master Lease dated 4/21/09

3. Side Letter to Master Lease dated 6/11/09

4. Letter Agreement to Master Lease dated 4/29/2010

5. Second Amendment to Master Lease dated 4/29/2010

6. Unconditional Guaranty of Lease dated 7/22/08

7. Third Amendment to Master Lease dated 9/29/2010

8. Fourth Amendment to Master Lease dated 5/12/2011

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
24	1291 Craig Avenue, Lakeport, CA	California Aviv, L.L.C.

1. Master Lease dated 7/22/08

2. First Amendment to Master Lease dated 4/21/09

3. Side Letter to Master Lease dated 6/11/09

4. Letter Agreement to Master Lease dated 4/29/2010

5. Second Amendment to Master Lease dated 4/29/2010

6. Unconditional Guaranty of Lease dated 7/22/08

7. Third Amendment to Master Lease dated 9/29/2010

8. Fourth Amendment to Master Lease dated 5/12/2011

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A
25	610 N Garfield Ave, Monterey Park, CA	Heritage Monterey Associates, L.L.C.*

1. Lease dated 10/30/95

2. First Amendment to Lease dated 12/20/95

3. Second Amendment to Lease dated 1/11/96

4. Third Amendment to Lease dated 9/4/96

5. Fourth Amendment to Lease dated 12/11/01

6. Fifth Amendment to Lease dated 2/1/02

7. Sixth Amendment to Lease dated 12/31/03

8. Seventh Amendment to Lease Agreement dated 3/3/08

9. Eighth Amendment to Lease dated 12/9/08

10. Continuing Guarantee dated 11/95

11. Ninth Amendment to Lease dated 10/26/2010

				Heritage Manor Healthcare, LLC	1/31/2026	N/A
26	N/A	N/A	N/A	N/A	N/A	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
27	N/A	N/A	N/A	N/A	N/A	N/A
28	N/A	N/A	N/A	N/A	N/A	N/A
29	N/A	N/A	N/A	N/A	N/A	N/A
30	7660 Wyngate St, Tujunga, CA	Tujunga, L.L.C.*

1. Lease dated 8/31/00

2. First Amendment to Lease dated 2/1/02

3. Second Amendment to Lease dated 11/1/02

4. Third Amendment to Lease dated 12/31/03

5. Fourth Amendment to Lease Agreement dated 3/3/08

6. Fifth Amendment to Lease dated 12/9/08

7. Unconditional Guaranty of Lease dated 8/31/00

8. Sixth Amendment to Lease dated 10/26/2010

				Wyngate Nursing Center	9/30/2040	N/A
31	600 E Washington Ave, Santa Ana, CA	Santa Ana-Bartlett, L.L.C.*

1. Lease dated 2/26/98

2. First Amendment to Lease dated 2/1/02

3. Second Amendment to Lease dated 2/1/03

4. Third Amendment to Lease dated 12/31/03

5. Fourth Amendment to Lease Agreement dated 3/3/08

6. Fifth Amendment to Lease dated 12/9/08

7. Sixth Amendment to Lease dated 1/28/2009

8. Unconditional Guaranty of Lease dated 2/26/98

9. Seventh Amendment to Lease dated 10/26/2010

				Bartlett Care Center, LLC	4/30/2028	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
32	1819 E. Chapman Ave, Fullerton, CA	Fullerton California L.L.C.

1. Lease dated 11/28/01

2. First Amendment dated 2/1/02

3. Second Amendment dated 12/31/03

4. Third Amendment to Lease Agreement dated 3/3/08

5. Fourth Amendment to Lease dated 12/9/08

6. Unconditional Guaranty of Lease dated 11/28/01

7. Fifth Amendment to Lease dated 10/26/2010

				Gordon Lane Healthcare, LLC	11/30/2031	N/A
33	8171 Magnolia Ave, Riverside, CA	Riverside Nursing Home Associates, L.L.C.*

1. Lease dated 6/18/98

2. First Amendment to Lease dated 9/6/01

3. Second Amendment to Lease dated 2/1/02

4. Third Amendment to Lease dated 12/31/03

5. Fourth Amendment to Lease Agreement dated 3/3/08

6. Fifth Amendment to Lease dated 12/9/08

7. Unconditional Guaranty of Lease dated 6/16/98

8. Sixth Amendment to Lease dated 10/26/2010

				F & B Healthcare	5/31/2028	N/A
34	N/A	N/A	N/A	N/A	N/A	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
35	15720 Bernardo Center Drive, San Diego, CA	VRB Aviv, L.L.C.*

1. Lease dated 8/21/96

2. First Amendment to Lease dated 9/30/96

3. Letter of Amendment dated 1/28/97

4. Second Amendment to Lease dated 12/1/98

5. Third Amendment to Lease dated 11/1999

6. Fourth Amendment to Lease dated 4/2002

7. Side Agreement to Lease dated 12/31/03

8. First Amendment to Side Agreement dated 5/11/04

9. Fifth Amendment to Lease dated 12/31/03

10. Second Side Agreement to Lease dated 11/1/07

11. Sixth Amendment to Lease dated 3/3/08

12. Seventh Amendment to Lease dated 12/9/08

13. Unconditional Guaranty of Lease dated 8/21/96

14. Eighth Amendment to Lease dated 10/26/2010

				Villa Rancho Bernardo Health Care, LLC	9/30/2026	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
36	2586 Buthmann Avenue, Tracy, CA	California Aviv, L.L.C.

1. Master Lease dated 7/22/08

2. First Amendment to Master Lease dated 4/21/09

3. Side Letter to Master Lease dated 6/11/09

4. Letter Agreement to Master Lease dated 4/29/2010

5. Second Amendment to Master Lease dated 4/29/2010

6. Unconditional Guaranty of Lease dated 7/22/08

7. Third Amendment to Master Lease dated 9/29/2010

8. Fourth Amendment to Master Lease dated 5/12/2011

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A
37	300 Douglas Street, Petaluma, CA	California Aviv Two, L.L.C.

1. Master Lease dated 4/21/2009

2. Side Letter to Master Lease dated 6/11/09

3. Letter Agreement to Master Lease dated 4/29/2010

4. First Amendment to Master Lease dated 4/29/2010

5. Amended and Restated Unconditional Guaranty of Lease dated 4/21/09

6. Second Amendment to Master Lease dated 9/29/2010

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A
38	N/A	SOLD - See Schedule 5.01(b)	N/A	N/A	N/A	N/A
39	N/A	SOLD - See Schedule 5.01(b)	N/A	N/A	N/A	N/A
40	N/A	N/A	N/A	N/A	N/A	N/A
41	N/A	N/A	N/A	N/A	N/A	N/A
42	N/A	N/A	N/A	N/A	N/A	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
43	640 Filer Ave. W, Twin Falls, ID (604 and 650 Filer Avenue West, per Assessor)	Skyview Associates, L.L.C.

1. Lease dated 8/1/87

2. Agreement to Amend Lease dated 9/1987

3. Lease Assignment and Assumption dated 1/1/96

4. First Amendment to Lease dated 1/1/96

5. Second Amendment to Lease dated 6/20/00

6. Third Amendment to Lease dated 10/18/06

7. Unconditional Guaranty of Lease dated 1/1/96

8. Fourth Amendment to Lease Agreement dated 10/29/2010

9. Unconditional Guaranty of Lease dated 10/29/2010

				SunBridge Healthcare Corporation	12/31/2020	N/A
44	N/A	N/A	N/A	N/A	N/A	N/A
45	N/A	N/A	N/A	N/A	N/A	N/A
46	N/A	N/A	N/A	N/A	N/A	N/A
47	N/A	N/A	N/A	N/A	N/A	N/A
48	1450 26th St, Highland, IL	Highland Leasehold, L.L.C.

1. Sublease dated 5/1/92

2. First Amendment to Sublease dated 11/30/95

3. Assignment and Assumption of Sublease and Consent to Assignment dated 4/1/97

4. Second Amendment to Sublease dated 1/1/05

5. Assignment and Assumption of Lease Documents dated 6/30/05

6. Unconditional Guaranty of SubLease dated 4/1/97

				Covenant Care Midwest, Inc.	12/31/2015	N/A
49	N/A	N/A	N/A	N/A	N/A	N/A
50	N/A	N/A	N/A	N/A	N/A	N/A
51	N/A	N/A	N/A	N/A	N/A	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
52	N/A	N/A	N/A	N/A	N/A	N/A
53	500 Peabody Ave, Peabody, KS	Peabody Associates, L.L.C.	1. Lease dated 5/1/97 2. First Amendment to Lease dated 10/23/06 3. Second Amendment to Lease dated 8/28/2009 4. Unconditional Guaranty of Lease dated 5/1/97	Markleysburg Healthcare Investors, L.P.	6/30/2015	N/A
54	1601 North Main, McPherson, KS	Hutchinson Kansas, L.L.C.

1. Master Lease dated 11/26/08

2. First Amendment to Master Lease dated 5/4/2010

3. Unconditional Guaranty of Master Lease dated 11/26/08

4. Second Amendment to Lease dated 11/30/2010

5. Third Amendment to Master Lease dated 3/15/2011

6. Unconditional Guaranty of Master Lease dated 4/19/2011

				McPherson Care Center, LLC	12/31/2018	N/A
55	2301 N. Severance St, Hutchinson, KS	Hutchinson Kansas, L.L.C.

1. Master Lease dated 11/26/08

2. First Amendment to Master Lease dated 5/4/2010

3. Unconditional Guaranty of Master Lease dated 11/26/08

4. Second Amendment to Lease dated 11/30/2010

5. Third Amendment to Master Lease dated 3/15/2011

6. Unconditional Guaranty of Master Lease dated 4/19/2011

				Hutchinson Care Center, LLC	12/31/2018	N/A
56	N/A	N/A	N/A	N/A	N/A	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
57	547 Highland Ave, Fall River, MA	Massachusetts Nursing Homes, L.L.C.

1. Lease dated 12/6/93

2. First Amendment dated 12/6/93

3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95

4. Third Amendment to Lease 9/1/95

5. Fourth Amendment to Lease dated 2/15/96

6. Fifth Amendment to Lease dated 6/20/00

7. Sixth Amendment to Lease dated 6/30/02

8. Seventh Amendment to Lease dated 9/30/03

9. Eighth Amendment to Lease dated 1/1/06

10. Ninth Amendment to Lease dated 10/1/07

11. Tenth Amendment to Lease dated 8/12/2009

12. Eleventh Amendment to Lease dated 10/08/2009

13. Guaranty of Lease dated 12/6/93

14. Twelfth Amendment to Lease Agreement dated 10/29/2010

15. Unconditional Guaranty of Lease dated 10/29/2010

				SunBridge Healthcare Corporation	12/31/2020	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
58	281 Broadway, Methuen, MA	Massachusetts Nursing Homes, L.L.C.

1. Lease dated 12/6/93

2. First Amendment dated 12/6/93

3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95

4. Third Amendment to Lease 9/1/95

5. Fourth Amendment to Lease dated 2/15/96

6. Fifth Amendment to Lease dated 6/20/00

7. Sixth Amendment to Lease dated 6/30/02

8. Seventh Amendment to Lease dated 9/30/03

9. Eighth Amendment to Lease dated 1/1/06

10. Ninth Amendment to Lease dated 10/1/07

11. Tenth Amendment to Lease dated 8/12/2009

12. Eleventh Amendment to Lease dated 10/08/2009

13. Guaranty of Lease dated 12/6/93

14. Twelfth Amendment to Lease Agreement dated 10/29/2010

15. Unconditional Guaranty of Lease dated 10/29/2010

				SunBridge Healthcare Corporation	12/31/2020	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
59	555 S Union St, Lawrence, MA	Massachusetts Nursing Homes, L.L.C.

1. Lease dated 12/6/93

2. First Amendment dated 12/6/93

3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95

4. Third Amendment to Lease 9/1/95

5. Fourth Amendment to Lease dated 2/15/96

6. Fifth Amendment to Lease dated 6/20/00

7. Sixth Amendment to Lease dated 6/30/02

8. Seventh Amendment to Lease dated 9/30/03

9. Eighth Amendment to Lease dated 1/1/06

10. Ninth Amendment to Lease dated 10/1/07

11. Tenth Amendment to Lease dated 8/12/2009

12. Eleventh Amendment to Lease dated 10/08/2009

13. Guaranty of Lease dated 12/6/93

14. Twelfth Amendment to Lease Agreement dated 10/29/2010

15. Unconditional Guaranty of Lease dated 10/29/2010

				SunBridge Healthcare Corporation	12/31/2020	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
60	800 Essex St, Lawrence, MA	Massachusetts Nursing Homes, L.L.C.

1. Lease dated 12/6/93

2. First Amendment dated 12/6/93

3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95

4. Third Amendment to Lease 9/1/95

5. Fourth Amendment to Lease dated 2/15/96

6. Fifth Amendment to Lease dated 6/20/00

7. Sixth Amendment to Lease dated 6/30/02

8. Seventh Amendment to Lease dated 9/30/03

9. Eighth Amendment to Lease dated 1/1/06

10. Ninth Amendment to Lease dated 10/1/07

11. Tenth Amendment to Lease dated 8/12/2009

12. Eleventh Amendment to Lease dated 10/08/2009

13. Guaranty of Lease dated 12/6/93

14. Twelfth Amendment to Lease Agreement dated 10/29/2010

15. Unconditional Guaranty of Lease dated 10/29/2010

				SunBridge Healthcare Corporation	12/31/2020	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
61	557 Varnum Ave, Lowell, MA	Massachusetts Nursing Homes, L.L.C.

1. Lease dated 12/6/93

2. First Amendment dated 12/6/93

3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95

4. Third Amendment to Lease 9/1/95

5. Fourth Amendment to Lease dated 2/15/96

6. Fifth Amendment to Lease dated 6/20/00

7. Sixth Amendment to Lease dated 6/30/02

8. Seventh Amendment to Lease dated 9/30/03

9. Eighth Amendment to Lease dated 1/1/06

10. Ninth Amendment to Lease dated 10/1/07

11. Tenth Amendment to Lease dated 8/12/2009

12. Eleventh Amendment to Lease dated 10/08/2009

13. Guaranty of Lease dated 12/6/93

14. Twelfth Amendment to Lease Agreement dated 10/29/2010

15. Unconditional Guaranty of Lease dated 10/29/2010

				SunBridge Healthcare Corporation	12/31/2020	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
62	134 North St, North Reading, MA	Massachusetts Nursing Homes, L.L.C.

1. Lease dated 12/6/93

2. First Amendment dated 12/6/93

3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95

4. Third Amendment to Lease 9/1/95

5. Fourth Amendment to Lease dated 2/15/96

6. Fifth Amendment to Lease dated 6/20/00

7. Sixth Amendment to Lease dated 6/30/02

8. Seventh Amendment to Lease dated 9/30/03

9. Eighth Amendment to Lease dated 1/1/06

10. Ninth Amendment to Lease dated 10/1/07

11. Tenth Amendment to Lease dated 8/12/2009

12. Eleventh Amendment to Lease dated 10/08/2009

13. Guaranty of Lease dated 12/6/93

14. Twelfth Amendment to Lease Agreement dated 10/29/2010

15. Unconditional Guaranty of Lease dated 10/29/2010

				SunBridge Healthcare Corporation	12/31/2020	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
63	18 Hammond St, Worcester, MA	Massachusetts Nursing Homes, L.L.C.

1. Lease dated 12/6/93

2. First Amendment dated 12/6/93

3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95

4. Third Amendment to Lease 9/1/95

5. Fourth Amendment to Lease dated 2/15/96

6. Fifth Amendment to Lease dated 6/20/00

7. Sixth Amendment to Lease dated 6/30/02

8. Seventh Amendment to Lease dated 9/30/03

9. Eighth Amendment to Lease dated 1/1/06

10. Ninth Amendment to Lease dated 10/1/07

11. Tenth Amendment to Lease dated 8/12/2009

12. Eleventh Amendment to Lease dated 10/08/2009

13. Guaranty of Lease dated 12/6/93

14. Twelfth Amendment to Lease Agreement dated 10/29/2010

15. Unconditional Guaranty of Lease dated 10/29/2010

				SunBridge Healthcare Corporation	12/31/2020	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
64	81 Chatham St, Worcester, MA	Massachusetts Nursing Homes, L.L.C.

1. Lease dated 12/6/93

2. First Amendment dated 12/6/93

3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95

4. Third Amendment to Lease 9/1/95

5. Fourth Amendment to Lease dated 2/15/96

6. Fifth Amendment to Lease dated 6/20/00

7. Sixth Amendment to Lease dated 6/30/02

8. Seventh Amendment to Lease dated 9/30/03

9. Eighth Amendment to Lease dated 1/1/06

10. Ninth Amendment to Lease dated 10/1/07

11. Tenth Amendment to Lease dated 8/12/2009

12. Eleventh Amendment to Lease dated 10/08/2009

13. Guaranty of Lease dated 12/6/93

14. Twelfth Amendment to Lease Agreement dated 10/29/2010

15. Unconditional Guaranty of Lease dated 10/29/2010

				SunBridge Healthcare Corporation	12/31/2020	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
65	3 Pine St, Oxford, MA	Massachusetts Nursing Homes, L.L.C.

1. Lease dated 12/6/93

2. First Amendment dated 12/6/93

3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95

4. Third Amendment to Lease 9/1/95

5. Fourth Amendment to Lease dated 2/15/96

6. Fifth Amendment to Lease dated 6/20/00

7. Sixth Amendment to Lease dated 6/30/02

8. Seventh Amendment to Lease dated 9/30/03

9. Eighth Amendment to Lease dated 1/1/06

10. Ninth Amendment to Lease dated 10/1/07

11. Tenth Amendment to Lease dated 8/12/2009

12. Eleventh Amendment to Lease dated 10/08/2009

13. Guaranty of Lease dated 12/6/93

14. Twelfth Amendment to Lease Agreement dated 10/29/2010

15. Unconditional Guaranty of Lease dated 10/29/2010

				SunBridge Healthcare Corporation	12/31/2020	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
66	1385 E Empire Ave, Benton Harbor, MI	Benton Harbor, L.L.C.

1. Lease Dated 9/5/02

2. First Amendment to Lease dated 9/13/02

3. Second Amendment to Lease dated 12/17/02

4. Third Amendment to Lease dated 1/15/03

5. Fourth Amendment to Lease dated 10/1/04

6. Fifth Amendment to Lease dated 5/20/2010

7. Sixth Amendment to Lease dated 2/10/2011

8. Unconditional Guaranty of Lease dated 7/27/04

9. Unconditional Guaranty of Lease dated 9/5/02

				Northpoint Senior Services, LLC	9/30/2013	N/A
67	120 Baseline Road, South Haven, MI	Chippewa Valley, L.L.C.

1. Lease Agreement dated 2/6/96

2. Assignment and Assumption of Lease dated 5/30/97

3. Assignment and Assumption of Lease dated 5/1/00

4. First Amendment to Lease dated 10/21/05

5. Unconditional Guaranty of Lease dated 5/1/00

6. Second Amendment to Lease Agreement dated 11/01/2010

				CCG-Countryside, LLC	4/30/2016	N/A
68	N/A	N/A	N/A	N/A	N/A	N/A
69	N/A	N/A	N/A	N/A	N/A	N/A
70	N/A	N/A	N/A	N/A	N/A	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
71	410 W. Benton, Monett, MO	Missouri Regency Associates, L.L.C.

1. Master Lease dated 5/7/2010

2. First Amendment to Master Lease dated 7/26/2010

3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010

4. Unconditional Guaranty of Master Lease dated 5/7/10

5. Second Amendment to Master Lease dated 10/1/2010

6. Second Amendment to Master Lease dated 12/1/2010

				Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A
72	307 E South St, Harrisonville, MO	Missouri Regency Associates, L.L.C.

1. Master Lease dated 5/7/2010

2. First Amendment to Master Lease dated 7/26/2010

3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010

4. Unconditional Guaranty of Master Lease dated 5/7/10

5. Second Amendment to Master Lease dated 10/1/2010

6. Second Amendment to Master Lease dated 12/1/2010

				Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
73	2203 East Mechanic, Harrisonville, MO	Missouri Regency Associates, L.L.C.

1. Master Lease dated 5/7/2010

2. First Amendment to Master Lease dated 7/26/2010

3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010

4. Unconditional Guaranty of Master Lease dated 5/7/10

5. Second Amendment to Master Lease dated 10/1/2010

6. Second Amendment to Master Lease dated 12/1/2010

				Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A
74	6124 Raytown Rd, Raytown, MO	Missouri Regency Associates, L.L.C.

1. Master Lease dated 5/7/2010

2. First Amendment to Master Lease dated 7/26/2010

3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010

4. Unconditional Guaranty of Master Lease dated 5/7/10

5. Second Amendment to Master Lease dated 10/1/2010

6. Second Amendment to Master Lease dated 12/1/2010

				Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
75	1501 Southwest Third St, Lee’s Summit, MO	Missouri Regency Associates, L.L.C.

1. Master Lease dated 5/7/2010

2. First Amendment to Master Lease dated 7/26/2010

3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010

4. Unconditional Guaranty of Master Lease dated 5/7/10 4. Unconditional Guaranty of Master Lease dated 5/7/10

5. Second Amendment to Master Lease dated 10/1/2010

6. Second Amendment to Master Lease dated 12/1/2010

				Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

76	N/A	N/A	N/A	N/A	N/A	N/A

77	N/A	N/A	N/A	N/A	N/A	N/A

78	N/A	N/A	N/A	N/A	N/A	N/A

79	N/A	N/A	N/A	N/A	N/A	N/A

80	N/A	N/A	N/A	N/A	N/A	N/A

81	N/A	N/A	N/A	N/A	N/A	N/A

82	N/A	N/A	N/A	N/A	N/A	N/A

83	3110 Scott Circle, Omaha, NE	Florence Heights Associates, L.L.C.	1. Lease dated 9/12/2008 2. First Amendment to Lease dated 8/16/2010 3. Unconditional Guaranty of Lease dated 9/12/08 4. Lease and Loan Document Modification dated 9/21/2010	LTC Healthcare at Florence, Inc.	9/30/2018	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
84	7410 Mercy Rd, Omaha, NE	Omaha Associates, L.L.C.

1. Lease Agreement dated 10/1/89

2. Addendum to Lease Agreement dated 10/1/89

3. Second Addendum to Lease Agreement dated 11/1/89

4. Assignment and Assumption of Lease and Landlord’s Consent dated 6/30/90

5. Memorandum of Lease and Purchase Option dated 11/30/95

6. First Amendment to Lease Agreement dated 11/30/95

7. Second Amendment to Lease Agreement dated 10/30/96

8. Assignment and Assumption of Lease, Consent to Assignment and Assumption and Amendment to Lease dated 4/1/97

9. Unconditional Guaranty of Lease dated 4/1/97

10. Corrective Memorandum of Lease and Purchase Option dated 4/28/97

11. Third Amendment to Lease Agreement dated 5/20/05

12. Fourth Amendment to Lease Agreement dated 7/13/07

13. Fifth Amendment to Lease Agreement dated 6/2/08

14. Sixth Amendment to Lease dated 4/1/09

15. Seventh Amendment to Lease dated 4/26/2010

16. Eighth Amendment to Lease dated 8/28/2010

17. Unconditional Guaranty of Lease dated 4/1/97

				Covenant Care Midwest, Inc.	12/31/2015	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
85	1660 Hospital Dr, Raton, NM	Raton Property Limited Company

1. Lease dated 11/26/96

2. Consent to Assignment and Assumption of Lease dated 9/1/03

3. Assignment and Assumption of Lease dated 9/1/03

4. Payment Agreement dated 9/28/05

5. Consent to Assignment and Assumption of Lease dated 4/1/07

6. Assignment and Assumption of Lease dated 4/1/07

7. Agreement dated 4/1/07

8. Amendment to Lease dated 4/1/07

9. Second Amendment to Lease dated 10/31/07

10. Third Amendment to Lease dated 12/29/2009

11. Unconditional Guaranty of Lease dated 4/1/07

12. Unconditional Guaranty of Lease dated 4/1/07

				Raton Nursing Operations, LLC, dba Raton Nursing & Rehab Center	9/30/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
86	3514 Fowler Ave, Silver City, NM	N.M. Silver City Three Plus One Limited Company

1. Sub-Lease Agreement dated 2/24/95

2. Assignment dated 3/1/95

3. First Amendment to Sub-Lease dated 12/23/96

4. Assignment and Assumption of Real Property Lease dated 12/31/97

5. Amendment to Lease dated 12/1/01

6. Consent to Assignment and Assumption of Lease dated 9/1/03

7. Assignment and Assumption of Lease dated 9/1/03

8. Payment Agreement dated 9/28/05

9. Consent to Assignment and Assumption of Lease dated 4/1/07

10. Assignment and Assumption of Lease dated 4/1/07

11. Agreement dated 4/1/07

12. Amendment to Lease dated 4/1/07

13. Second Amendment to Lease dated 12/29/2009

14. Unconditional Guaranty of Lease dated 9/1/03

15. Unconditional Guaranty of Lease dated 4/1/07

16. Unconditional Guaranty of Lease dated 4/1/07

				Silver City Nursing Operations, LLC, dba Silver City Care Center	9/30/2021	Lessor County of Grant, New Mexico Termination Date 12/1/2033 Ground Lease 1. Ground Lease dated 12/1/1983 2. Assignment and Assumption of Ground Lease dated “June , 2005”

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
87	603 Hadeco Drive, Lordsburg, NM	N.M. Lordsburg Three Plus One Limited Company

1. Sub-Lease Agreement dated 2/24/95

2. Assignment dated 3/1/95

3. First Amendment to Sub-Lease dated 12/23/96

4. Assignment and Assumption of Real Property Lease dated 12/31/97

5. Amendment to Lease dated 12/1/01

6. Consent to Assignment and Assumption of Lease dated 9/1/03

7. Assignment and Assumption of Lease dated 9/1/03

8. Payment Agreement dated 9/28/05

9. Consent to Assignment and Assumption of Lease dated 4/1/07

10. Assignment and Assumption of Lease dated 4/1/07

11. Agreement dated 4/1/07

12. Amendment to Lease dated 4/1/07

13. Second Amendment to Lease dated 12/29/2009

14. Unconditional Guaranty of Lease dated 4/1/07

15. Unconditional Guaranty of Lease dated 4/1/07

				Sunshine Haven Nursing Operations LLC, dba Sunshine Haven at Lordsburg	9/30/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
88	2101 Bensing Rd, Hobbs, NM	Hobbs Associates, L.L.C.

1. Lease dated 6/2000

2. Personal Property Lease dated 6/2000

3. Assignment and Assumption of Lease dated 8/1/03

4. Amended and Restated Consent to Assignment and Assumption of Lease dated 8/1/03

5. Payment Agreement dated 9/28/05

6. Consent to Assignment and Assumption of Lease dated 4/1/07

7. Assignment and Assumption of Lease dated 4/1/07

8. Agreement dated 4/1/07

9. Amendment to Lease dated 4/1/07

10. Second Amendment to Lease dated 12/29/2009

11. Unconditional Guaranty of Lease dated 4/1/07

12. Unconditional Guaranty of Lease dated 4/1/07

				Country Cottage Nursing Operations, LLC, dba Country Cottage Care & Rehab	9/30/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
89	3720 Church Rock Rd, Gallup, NM	Red Rocks, L.L.C.

1. Lease dated 7/31/92

2. Assignment and Assumption of Lease dated 12/17/97

3. Assignment and Assumption of Real Property Lease dated 12/31/97

4. Consent to Assignment and Assumption of Lease dated 9/1/03

5. Assignment and Assumption of Lease dated 9/1/03

6. Payment Agreement dated 9/28/05

7. Consent to Assignment and Assumption of Lease dated 4/1/07

8. Assignment and Assumption of Lease dated 4/1/07

9. Agreement dated 4/1/07

10. Amendment to Lease dated 4/1/07

11. Second Amendment to Lease dated 10/31/07

12. Third Amendment to Lease dated 12/29/2009

13. Unconditional Guaranty of Lease dated 9/1/03

14. Unconditional Guaranty of Lease dated 4/1/07

15. Unconditional Guaranty of Lease dated 4/1/07

				Red Rocks Nursing Operations, LLC, dba Red Rocks Care Center	9/30/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
90	720 Hacienda St, Espanola, NM	N.M. Espanola Three Plus One Limited Company

1. Sub-Lease Agreement dated 2/24/95

2. First Amendment to Sub-Lease dated 12/23/96

3. Assignment and Assumption of Real Property Lease dated 12/31/97

4. Amendment to Lease dated 12/1/01

5. Consent to Assignment and Assumption of Lease dated 9/1/03

6. Assignment and Assumption of Lease dated 9/1/03

7. Payment Agreement dated 9/28/05

8. Consent to Assignment and Assumption of Lease dated 4/1/07

9. Assignment and Assumption of Lease dated 4/1/07

10. Agreement dated 4/1/07

11. Amendment to Lease dated 4/1/07

12. Second Amendment to Lease dated 10/25/07

13. Third Amendment to Lease dated 12/29/2009

14. Unconditional Guaranty of Lease dated 9/1/03

15. Unconditional Guaranty of Lease dated 4/1/07

16. Unconditional Guaranty of Lease dated 4/1/07

				Espanola Valley Nursing Operations, LLC, dba Espanola Valley Nursing & Rehab	9/30/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
91	803 Hacienda Lane, Bloomfield, NM	N.M. Bloomfield Three Plus One Limited Company

1. Sub-Lease Agreement dated 2/24/95

2. First Amendment to Sub-Lease dated 12/23/96

3. Assignment and Assumption of Real Property Lease dated 12/31/97

4. Consent to Assignment and Assumption of Lease dated 9/1/03

5. Assignment and Assumption of Lease dated 9/1/03

6. Payment Agreement dated 9/28/05

7. Consent to Assignment and Assumption of Lease dated 4/1/07

8. Assignment and Assumption of Lease dated 4/1/07

9. Agreement dated 4/1/07

10. Amendment to Lease dated 4/1/07

11. Second Amendment to Lease dated 10/31/07

12. Third Amendment to Lease dated 12/29/2009

13. Unconditional Guaranty of Lease dated 4/1/07

14. Unconditional Guaranty of Lease dated 4/1/07

				Bloomfield Nursing Operations LLC, dba Bloomfield Nursing & Rehab	9/30/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
92	1650 Galisteo St, Santa Fe, NM	Alamogordo Aviv, L.L.C.

1. Sublease dated January, 1991

2. Amendment to Sublease dated 1/1/91

3. Lease dated 1/1/91

4. First Amendment to Lease dated 7/1/91

5. Second Amendment to Sublease dated 7/1/91

6. Third Amendment to Sublease dated 7/1/91

7. Assignment dated 12/31/97

8. Consent to Assignment dated 9/1/03

9. Assignment and Assumption of Lease 9/1/03

10. Payment Agreement dated 9/28/05

11. Consent to Assignment and Assumption of Lease dated 4/1/07

12. Assignment and Assumption of Lease dated 4/1/07

13. Agreement dated 4/1/07

14. Amendment to Lease dated 4/1/07

15. Second Amendment to Lease dated 10/25/07

16. Third Amendment to Lease dated 5/8/09

17. Fourth Amendment to Lease dated 7/13/2009

18. Fifth Amendment to Lease dated 12/29/2009

19.Unconditional Guaranty of Lease dated 4/1/07

20.Unconditional Guaranty of Lease dated 4/1/07

21. Sixth Amendment to Lease dated 5/11/2011

				Casa Real Nursing Operations, LLC, dba Casa Real	9/30/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
93	419 Harding St, Clayton, NM	Clayton Associates, L.L.C.

1. Lease dated 1/10/90

2. Lease Assignment and Transfer of Operations dated 12/30/93

3. Assignment and Assumption of Lease dated 9/1/03

4. Payment Agreement dated 9/28/05

5. Consent to Assignment and Assumption of Lease dated 4/1/07

6. Assignment and Assumption of Lease dated 4/1/07

7. Agreement dated 4/1/07

8. Amendment to Lease dated 4/1/07

9. Second Amendment to Lease dated 10/31/07

10. Third Amendment to Lease dated 12/29/2009

11. Unconditional Guaranty of Lease dated 4/1/07

12. Unconditional Guaranty of Lease dated 4/1/07

				Clayton Nursing Operations, LLC, dba Clayton Nursing & Rehab	9/30/2021	N/A
94	201 Koontz Lane, Carson City, NV	California Aviv Two, L.L.C.

1. Master Lease dated 4/21/2009

2. Side Letter to Master Lease dated 6/11/09

3. Letter Agreement to Master Lease dated 4/29/2010

4. First Amendment to Master Lease dated 4/29/2010

5. Amended and Restated Unconditional Guaranty of Lease dated 4/21/09

6. Second Amendment to Master Lease dated 9/29/2010

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A
95	N/A	N/A	N/A	N/A	N/A	N/A
96	N/A	N/A	N/A	N/A	N/A	N/A
97	N/A	N/A	N/A	N/A	N/A	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
98	32900 Detroit Rd, Avon, OH	Avon Ohio, L.L.C.

1. Lease dated 2/23/07

2. First Amendment to Lease dated 11/7/07

3. Second Amendment to Lease dated 4/1/08

4. Third Amendment to Lease dated 5/12/08

5. Consent to Sublease Agreement dated 3/19/08

6. Commencement Date Memorandum (relates to Sublease) dated 6/17/08

7. Fourth Amendment to Lease dated 8/19/2008

8. Fifth Amendment to Lease dated 4/1/2010

9. Unconditional Guaranty of Lease dated 2/23/07

				Good Samaritan Health Group, Inc.	3/31/2017	N/A
99	N/A	N/A	N/A	N/A	N/A	N/A
100	N/A	N/A	N/A	N/A	N/A	N/A
101	120 Elzora St, Milton-Freewater, OR (104 Elzora Street per Assessor)	Freewater Oregon, L.L.C.	1. Lease dated 10/25/06 2. First Amendment to Lease dated 8/1/08 3. Second Amendment to Lease dated 4/30/09 4. Unconditional Guaranty of Lease dated 10/25/06	Evergreen Oregon Healthcare Orchards Rehabilitation, L.L.C.	10/31/2016	N/A
102	1010 NE Third, Milton-Freewater, OR	Freewater Oregon, L.L.C.	1. Lease dated 10/25/06 2. First Amendment to Lease dated 8/1/08 3. Second Amendment to Lease dated 4/30/09 4. Unconditional Guaranty of Lease dated 10/25/06	Evergreen Oregon Healthcare Orchards Retirement, L.L.C.	10/31/2016	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
103	91 Aries Lane, La Grande, OR	California Aviv, L.L.C.

1. Master Lease dated 7/22/08

2. First Amendment to Master Lease dated 4/21/09

3. Side Letter to Master Lease dated 6/11/09

4. Letter Agreement to Master Lease dated 4/29/2010

5. Second Amendment to Master Lease dated 4/29/2010

6. Unconditional Guaranty of Lease dated 7/22/08

7. Third Amendment to Master Lease dated 9/29/2010

8. Fourth Amendment to Master Lease dated 5/12/2011

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A
104	103 Adams Ave, La Grande, OR	Washington-Oregon Associates, L.L.C.

1. Lease dated 2/11/98

2. First Amendment dated 12/17/03

3. Second Amendment to Lease dated 10/25/06

4. Third Amendment to Lease dated 11/15/07

5. Fourth Amendment to Lease dated 8/1/08

6. Fifth Amendment to Lease dated 4/30/09

7. Sixth Amendment to Lease dated 7/15/09

8. Unconditional Guaranty of Lease dated 2/11/98

				Evergreen Oregon Healthcare Valley View, LLC	2/28/2015	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
105	1023 W 25th St, The Dalles, OR	Washington-Oregon Associates, L.L.C.

1. Lease dated 2/11/98

2. First Amendment dated 12/17/03

3. Second Amendment to Lease dated 10/25/06

4. Third Amendment to Lease dated 11/15/07

5. Fourth Amendment to Lease dated 8/1/08

6. Fifth Amendment to Lease dated 4/30/09

7. Unconditional Guaranty of Lease dated 2/11/98

				Evergreen Oregon Healthcare Valley Vista, LLC	2/28/2015	N/A
106	N/A	N/A	N/A	N/A	N/A	N/A
107	N/A	N/A	N/A	N/A	N/A	N/A
108	N/A	N/A	N/A	N/A	N/A	N/A
109	N/A	N/A	N/A	N/A	N/A	N/A
110	N/A	N/A	N/A	N/A	N/A	N/A
111	N/A	N/A	N/A	N/A	N/A	N/A
112	N/A	N/A	N/A	N/A	N/A	N/A
113	1301 South Terrell Street, Falfurrias, TX	Falfurrias Texas, L.L.C.

1. Lease dated 5/31/06

2. First Amendment to Lease dated 7/15/09

3. Letter dated 4/21/2010 exercising 5-year extension option

4. Unconditional Guaranty of Lease dated 5/31/06

5. Second Amendment to Lease dated 11/30/2010

6. Third Amendment to Lease dated 4/29/2011

				Falfurrias Nursing and Rehabilitation, L.P.	5/31/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
114	101 Miller Dr, Brownwood, TX	Manor Associates, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Second Amendment to Lease dated 7/15/09

4. Letter dated 4/21/2010 exercising 5-year extension option

5. Unconditional Guaranty of Lease dated 8/1/03

6. Third Amendment to Lease dated 11/30/2010

7. Fourth Amendment to Lease dated 4/29/2011

8. Fifth Amendment to Lease dated 9/20/2011

				Brownwood Nursing and Rehabilitation, L.P.	5/31/2021	N/A
115	N/A	N/A	N/A	N/A	N/A	N/A
116	N/A	N/A	N/A	N/A	N/A	N/A
117	103 Sweetbriar Lane, Columbus, TX	Columbus Texas Aviv, L.L.C.

1. Lease dated 5/31/06

2. Letter dated 4/21/2010 exercising 5-year extension option

3. Unconditional Guaranty of Lease dated 5/31/06

4. First Amendment to Lease dated 11/30/2010

5. Second Amendment to Lease dated 4/29/2011

				Columbus Nursing and Rehabilitation, LP	5/31/2021	N/A
118	N/A	N/A	N/A	N/A	N/A	N/A
119	N/A	N/A	N/A	N/A	N/A	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
120	619 N Britain Rd, Irving, TX	Manor Associates, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Letter dated 4/21/2010 exercising 5-year extension option

4. Unconditional Guaranty of Lease dated 8/1/03

5. Second Amendment to Lease dated 11/30/2010

6. Third Amendment to Lease dated 4/29/2011

				Irving Nursing and Rehabilitation, L.P.	5/31/2021	N/A
121	N/A	N/A	N/A	N/A	N/A	N/A
122	110 W. Hwy 64, Cooper, TX	Commerce Nursing Homes, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Second Amendment to Lease dated 7/15/09

4. Letter dated 4/21/2010 exercising 5-year extension option

5. Unconditional Guaranty of Lease dated 8/1/03

6. Third Amendment to Lease dated 11/30/2010

7. Fourth Amendment to Lease dated 4/29/2011

				Birchwood Nursing and Rehabilitation, L.P.	5/31/2021	N/A
123	N/A	N/A	N/A	N/A	N/A	N/A
124	N/A	N/A	N/A	N/A	N/A	N/A
125	N/A	N/A	N/A	N/A	N/A	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
126	901 Seven Oaks Rd, Bonham, TX	Savoy/Bonham Venture, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Second Amendment to Lease dated 7/15/09

4. Letter dated 4/21/2010 exercising 5-year extension option

5. Unconditional Guaranty of Lease dated 8/1/03

6. Third Amendment to Lease dated 11/30/2010

7. Fourth Amendment to Lease dated 4/29/2011

				Seven Oaks Nursing and Rehabilitation, L.P.	5/31/2021	N/A
127	424 US Hwy 67 West, Mount Vernon, TX	Mt. Vernon Texas, L.L.C.

1. Lease dated 5/31/06

2. First Amendment to Lease dated 7/15/09

3. Letter dated 4/21/2010 exercising 5-year extension option

4. Unconditional Guaranty of Lease dated 5/31/06

5. Second Amendment to Lease dated 11/30/2010

6. Third Amendment to Lease dated 4/29/2011

				Terry Haven Nursing and Rehabilitation, L.P.	5/31/2021	N/A
128	N/A	N/A	N/A	N/A	N/A	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
129	601 E Hwy 69, Denison, TX	Denison Texas, L.L.C.

1. Lease dated 5/31/06

2. First Amendment to Lease dated 7/15/09

3. Letter dated 4/21/2010 exercising 5-year extension option

4. Unconditional Guaranty of Lease dated 5/31/06

5. Second Amendment to Lease dated 11/30/2010

6. Third Amendment to Lease dated 4/29/2011

				Denison Nursing and Rehabilitation, L.P.	5/31/2021	N/A
130	N/A	N/A	N/A	N/A	N/A	N/A
131	4225 Denmark, Houston, TX	Houston Texas Aviv, L.L.C.

1. Lease dated 5/31/06

2. Letter dated 4/21/2010 exercising 5-year extension option

3. Unconditional Guaranty of Lease dated 5/31/06

4. First Amendment to Lease dated 11/30/2010

5. Second Amendment to Lease dated 4/29/2011

				Houston Nursing and Rehabilitation, L.P.	5/31/2021	N/A
132	N/A	N/A	N/A	N/A	N/A	N/A
133	N/A	N/A	N/A	N/A	N/A	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
134	300 W Crockett, Wolfe City, TX	Commerce Nursing Homes, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Second Amendment to Lease dated 7/15/09

4. Letter dated 4/21/2010 exercising 5-year extension option

5. Unconditional Guaranty of Lease dated 8/1/03

6. Third Amendment to Lease dated 11/30/2010

7. Fourth Amendment to Lease dated 4/29/2011

				Smith Nursing and Rehabilitation, L.P.	5/31/2021	N/A
135	N/A	N/A	N/A	N/A	N/A	N/A
136	310 E Lawrence St, Dayton, TX	Aviv Liberty, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Second Amendment to Lease dated 7/15/09

4. Letter dated 4/21/2010 exercising 5-year extension option

5. Unconditional Guaranty of Lease dated 8/1/03

6. Third Amendment to Lease dated 11/30/2010

7. Fourth Amendment to Lease dated 4/29/2011

				Heritage Villa Nursing and Rehabilitation, L.P.	5/31/2021	N/A
137	N/A	N/A	N/A	N/A	N/A	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
138	3000 N Danville Rd, Willis, TX	Willis Texas Aviv, L.L.C.

1. Lease dated 5/31/06

2. First Amendment to Lease dated 7/15/09

3. Letter dated 4/21/2010 exercising 5-year extension option

4. Unconditional Guaranty of Lease dated 5/31/06

5. Second Amendment to Lease dated 11/30/2010

6. Third Amendment to Lease dated 4/29/2011

				Willis Nursing and Rehabilitation, L.P.	5/31/2021	N/A
139	N/A	N/A	N/A	N/A	N/A	N/A
140	N/A	N/A	N/A	N/A	N/A	N/A
141	N/A	N/A	N/A	N/A	N/A	N/A
142	N/A	N/A	N/A	N/A	N/A	N/A
143	701 Saint Louis Ave, Fort Worth, TX	Aviv Liberty, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Second Amendment to Lease dated 7/15/09

4. Letter dated 4/21/2010 exercising 5-year extension option

5. Unconditional Guaranty of Lease dated 8/1/03

6. Third Amendment to Lease dated 11/30/2010

7. Fourth Amendment to Lease dated 4/29/2011

				Wellington Oaks Nursing and Rehabilitation, L.P.	5/31/2021	N/A
144	N/A	N/A	N/A	N/A	N/A	N/A
145	N/A	N/A	N/A	N/A	N/A	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
146	1000 S Kiowa St, Wheeler, TX	Wheeler Healthcare Associates, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Second Amendment to Lease dated 7/15/09

4. Letter dated 4/21/2010 exercising 5-year extension option

5. Unconditional Guaranty of Lease dated 8/1/03

6. Third Amendment to Lease dated 11/30/2010

7. Fourth Amendment to Lease dated 4/29/2011

				Wheeler Nursing and Rehabilitation, L.P.	5/31/2021	N/A
147	N/A	N/A	N/A	N/A	N/A	N/A
148	N/A	N/A	N/A	N/A	N/A	N/A
149	N/A	N/A	N/A	N/A	N/A	N/A
150	N/A	N/A	N/A	N/A	N/A	N/A
151	N/A	N/A	N/A	N/A	N/A	N/A
152	3517 11th Street, Bremerton, WA	California Aviv, L.L.C.

1. Master Lease dated 7/22/08

2. First Amendment to Master Lease dated 4/21/09

3. Side Letter to Master Lease dated 6/11/09

4. Letter Agreement to Master Lease dated 4/29/2010

5. Second Amendment to Master Lease dated 4/29/2010

6. Unconditional Guaranty of Lease dated 7/22/08

7. Third Amendment to Master Lease dated 9/29/2010

8. Fourth Amendment to Master Lease dated 5/12/2011

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A
153	N/A	N/A	N/A	N/A	N/A	N/A
154	N/A	N/A	N/A	N/A	N/A	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
155	155 Alder Street, Cathlamet, WA	Columbia View Associates, L.L.C.

1. Lease dated 8/8/02

2. First Amendment dated 9/25/02

3. Second Amendment dated 6/30/02

4. Second Amendment dated 10/31/05

5. Third Amendment dated 1/1/06

6. Fourth Amendment to Lease dated 9/25/09

7. Unconditional Guaranty of Lease dated 8/1/02

8. Security Deposit Letter dated 7/22/2011

9. Fifth Amendment to Lease dated 10/21/2011

				Eagle Healthcare, Inc.	12/31/2020	N/A
156	N/A	N/A	N/A	N/A	N/A	N/A
157	1150 W Fairview Rd., Colfax, WA (Fairview a/k/a Almota)	Washington-Oregon Associates, L.L.C.

1. Lease dated 2/11/98

2. Assignment dated 2/11/98

3. First Amendment dated 12/17/03

4. Second Amendment to Lease dated 10/25/06

5. Third Amendment to Lease dated 11/15/07

6. Fourth Amendment to Lease dated 8/1/08

7. Fifth Amendment to Lease dated 4/30/09

8. Sixth Amendment to Lease dated 7/15/09

9. Unconditional Guaranty of Lease dated 2/11/98

10. Unconditional Guaranty of Lease dated 2/11/98

11. Seventh Amendment to Lease dated 10/29/2010

				Evergreen Washington Healthcare Whitman, LLC	2/28/2015	N/A
158	N/A	N/A	N/A	N/A	N/A	N/A
159	N/A	N/A	N/A	N/A	N/A	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
160	825 Western Ave, Columbus, WI	Columbus Western Avenue, L.L.C.

1. Sublease dated 8/7/03

2. Letter Agreement dated 8/7/03

3. Assignment and Assumption of Sublease and Guaranty dated 12/22/04

4. First Amendment to Sublease dated 9/27/06

5. Unconditional Guaranty of SubLease dated 8/7/03

6. Second Amendment to Lease dated 4/1/2011

				Heyde Health Systems Columbus, LLC	7/31/2011	N/A
161	N/A	N/A	N/A	N/A	N/A	N/A
162	1110 Second St, Pepin, WI	Chippewa Valley, L.L.C.

1. Lease dated 10/30/01

2. First Amendment to Lease dated 1/31/02

3. Second Amendment to Lease dated 2/27/02

4. Third Amendment to Lease dated 3/21/02

5. Fourth Amendment to Lease dated 4/26/02

6. Assignment and Assumption of Lease dated 6/1/02

7. Fifth Amendment to Lease dated 1/1/03

8. Sixth Amendment to Lease dated 4/14/06

9. Unconditional Guaranty of Lease dated 10/30/01

10. Seventh Amendment to Lease Agreement dated 4/1/2011

				Heyde Health Systems-Pepin, LLC	12/31/2012	N/A
163	N/A	N/A	N/A	N/A	N/A	N/A
164	N/A	N/A	N/A	N/A	N/A	N/A
165	N/A	N/A	N/A	N/A	N/A	N/A
166	N/A	SOLD	N/A	N/A	N/A	N/A
167	N/A	SOLD	N/A	N/A	N/A	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
168	55 Lowell St, Lawrence, MA	Massachusetts Nursing Homes, L.L.C.

1. Lease dated 12/6/93

2. First Amendment dated 12/6/93

3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95

4. Third Amendment to Lease 9/1/95

5. Fourth Amendment to Lease dated 2/15/96

6. Fifth Amendment to Lease dated 6/20/00

7. Sixth Amendment to Lease dated 6/30/02

8. Seventh Amendment to Lease dated 9/30/03

9. Eighth Amendment to Lease dated 1/1/06

10. Ninth Amendment to Lease dated 10/1/07

11. Tenth Amendment to Lease dated 8/12/2009

12. Eleventh Amendment to Lease dated 10/08/2009

13. Guaranty of Lease dated 12/6/93

14. Twelfth Amendment to Lease Agreement dated 10/29/2010

15. Unconditional Guaranty of Lease dated 10/29/2010

				SunBridge Healthcare Corporation	12/31/2020	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
169	835 Main St, Worcester, MA	Massachusetts Nursing Homes, L.L.C.

1. Lease dated 12/6/93

2. First Amendment dated 12/6/93

3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95

4. Third Amendment to Lease 9/1/95

5. Fourth Amendment to Lease dated 2/15/96

6. Fifth Amendment to Lease dated 6/20/00

7. Sixth Amendment to Lease dated 6/30/02

8. Seventh Amendment to Lease dated 9/30/03

9. Eighth Amendment to Lease dated 1/1/06

10. Ninth Amendment to Lease dated 10/1/07

11. Tenth Amendment to Lease dated 8/12/2009

12. Eleventh Amendment to Lease dated 10/08/2009

13. Guaranty of Lease dated 12/6/93

14. Twelfth Amendment to Lease Agreement dated 10/29/2010

15. Unconditional Guaranty of Lease dated 10/29/2010

				SunBridge Healthcare Corporation	12/31/2020	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
170	2406 Atherholt Road, Lynchburg, VA	Yuba Aviv, L.L.C.

1. Lease dated 4/29/2010

2. Unconditional Guaranty of Lease dated 4/29/2010

3. First Amendment to Lease dated 8/16/2010

4. Assignment and Assumption Agreement (Purchase and Lease Documents) dated 9/15/2010

5. Lease and Loan Document Modification Agreement dated 9/21/2010

6. Second Amendment to Lease dated 12/17/2010

				HP/Carrington, Inc.	09/30/2020	N/A
171	N/A	N/A	N/A	N/A	N/A	N/A
172	N/A	N/A	N/A	N/A	N/A	N/A
173	N/A	N/A	N/A	N/A	N/A	N/A
174	N/A	N/A	N/A	N/A	N/A	N/A
175	245 Indian River Road, Orange, CT 06477	Orange ALF Property, L.L.C.	1. Lease dated 12/21/2010 2. Unconditional Guaranty of Lease dated 12/21/2010	Maplewood at Orange, LLC	12/31/2020	N/A
176	N/A	N/A	N/A	N/A	N/A	N/A
177	1560 K 96 Highway, Great Bend, KS 67530	Great Bend Property, L.L.C.	1. Lease dated 12/17/2010 2. Unconditional Guaranty of Lease dated 12/17/2010	HP/Great Bend, Inc.	12/31/2020	N/A
178	605 East Melvin Street, Arma, KS 66712	Arma Yates, L.L.C.	1. Master Lease dated 11/19/2010 2. Unconditional Guaranty of Lease dated 11/19/2010 3. First Amendment to Master Lease dated 3/15/2011 4. Unconditional Guaranty of Master Lease dated 4/19/2011	Arma Care Center, LLC	12/31/2020	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
179	801 South Fry Street, Yates Center, KS 66783	Arma Yates, L.L.C.	1. Master Lease dated 11/19/2010 2. Unconditional Guaranty of Lease dated 11/19/2010 3. First Amendment to Master Lease dated 3/15/2011 4. Unconditional Guaranty of Master Lease dated 4/19/2011	Yates Center Nursing and Rehabilitation, LLC	12/31/2020	N/A
182	1802 Crawford Road, Cleveland, OH 44106	Ohio Pennsylvania Property, L.L.C.	1. Lease dated 8/29/2011 2. Unconditional Guaranty of Lease dated 8/29/2011	Sunset Manor Healthcare Group, Inc.	8/31/2021	N/A
180	245 South Broadway, New Philadelphia, OH 44663	Ohio Pennsylvania Property, L.L.C.	1. Master Lease dated 8/30/2011 2. Unconditional Guaranty of Lease dated 8/29/2011	South Broadway Healthcare Group, Inc.	10/31/2021	N/A
187	730 Milcrest Drive, Marysville, OH 43040	Ohio Pennsylvania Property, L.L.C.	1. Master Lease dated 8/30/2011 2. Unconditional Guaranty of Lease dated 8/29/2011	Millcrest Healthcare Group, Inc.	10/31/2021	N/A
184	141 Spruce Lane, West Union, OH 45693	Ohio Pennsylvania Property, L.L.C.	1. Master Lease dated 8/30/2011 2. Unconditional Guaranty of Lease dated 8/29/2011	Eagle Creek Healthcare Group, Inc.	10/31/2021	N/A
186	1500 East 191st Street, Euclid, OH 44117	Ohio Pennsylvania Property, L.L.C.	1. Master Lease dated 8/30/2011 2. Unconditional Guaranty of Lease dated 8/29/2011	Indian Hills Healthcare Group, Inc.	10/31/2021	N/A
183	1000 Mill Street, Dunmore, PA 18512	Ohio Pennsylvania Property, L.L.C.	1. Master Lease dated 8/30/2011 2. Unconditional Guaranty of Lease dated 8/29/2011	Dunmore Healthcare Group, Inc.	10/31/2021	N/A
188	N/A	N/A	N/A	N/A	N/A	N/A
185	222 West Edison Avenue, New Castle, PA 16101	Ohio Pennsylvania Property, L.L.C.	1. Master Lease dated 8/30/2011 2. Unconditional Guaranty of Lease dated 8/29/2011	Indian Creek Health Care, Inc.	10/31/2021	N/A
181	234 Coraopolis Road, Coraopolis, PA 15108	Ohio Pennsylvania Property, L.L.C.	1. Master Lease dated 8/30/2011 2. Unconditional Guaranty of Lease dated 8/29/2011	Sycamore Creek Healthcare Group, Inc.	10/31/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
189	105 East College Drive, Colby, KS 67701	Kansas Five Property, L.L.C.	1. Master Lease dated 9/26/2011 2. Unconditional Guaranty of Master Lease dated 9/26/2011	Deseret Health & Rehab at Colby, LLC	10/31/2021	N/A
190	613 North Main Street, Kensington, KS 66951	Kansas Five Property, L.L.C.	1. Master Lease dated 9/26/2011 2. Unconditional Guaranty of Master Lease dated 9/26/2011	Deseret Health & Rehab at Kensington, LLC	10/31/2021	N/A
191	500 Western Street, Onaga, KS 66521	Kansas Five Property, L.L.C.	1. Master Lease dated 9/26/2011 2. Unconditional Guaranty of Master Lease dated 9/26/2011	Deseret Health & Rehab at Onaga, LLC	10/31/2021	N/A
192	1104 Ohio Street, Oswego, KS 67356	Kansas Five Property, L.L.C.	1. Master Lease dated 9/26/2011 2. Unconditional Guaranty of Master Lease dated 9/26/2011	Deseret Health & Rehab at Oswego, LLC	10/31/2021	N/A
193	117 West 1st Street, Smith Center, KS 66967	Kansas Five Property, L.L.C.	1. Master Lease dated 9/26/2011 2. Unconditional Guaranty of Master Lease dated 9/26/2011	Deseret Health & Rehab at Smith Center, LLC	10/31/2021	N/A
194	505 South 7th Street, Davis, OK 73030	Murray County, L.L.C.	1. Lease dated 9/20/2011 2. Unconditional Guaranty of Lease dated 9/20/2011	Davis Health and Rehabilitation, LLC	10/31/2021	N/A

Schedule 8

TO BORROWER JOINDER AND AFFIRMATION AGREEMENT

[Immediate Repairs]

Caring Heights - Site 181
Immediate Repair Item	Estimated Cost
Install sprinkler coverage throughout the building	$169,000
TOTAL	$169,000

Indian Hills – Site 186
Immediate Repair Item	Estimated Cost
Roof covering, asphalt shingles	$59,400
TOTAL	$59,400

Deseret at Oswego – Site 192
Immediate Repair Item	Estimated Cost
The emergency generator is non-operational. Replace.	$20,000
TOTAL	$20,000